                                                                     EXHIBIT 4.1

                   [FORM OF STOCK CERTIFICATE -- FRONT SIDE]

COMMON STOCK                                                        COMMON STOCK

  NUMBER                                                               SHARES
                    [SEABRIGHT INSURANCE HOLDINGS, INC. LOGO]
  SEAB


                       SEABRIGHT INSURANCE HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 811656 10 7
IN CANTON, MA, JERSEY CITY, NJ               SEE REVERSE FOR CERTAIN DEFINITIONS
OR NEW YORK, NY


THIS CERTIFIES THAT







IS THE OWNER OF


       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE
                               $.01 PER SHARE OF

SEABRIGHT INSURANCE HOLDINGS, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and of the amendments from time to time made thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ JOSEPH S. DE VITA                                    /s/ JOHN G. PASQUALETTO
    -----------------                                        -------------------

           SECRETARY                                               PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

                   [SEABRIGHT INSURANCE HOLDINGS, INC. SEAL]


                                                   COUNTERSIGNED AND REGISTERED:
                                                   EQUISERVE TRUST COMPANY, N.A.
                                               BY: TRANSFER AGENT AND REGISTRAR


                                                            AUTHORIZED SIGNATURE


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                    [FORM OF STOCK CERTIFICATE -- BACK SIDE]

                       SEABRIGHT INSURANCE HOLDINGS, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.


                                 ABBREVIATIONS


         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -- as tenants in common                UNIF GIFT MIN ACT --          Custodian
TEN ENT  -- as tenants by the entireties                            ----------         ----------
JT TEN   -- as joint tenants with right of                          (Cust)           (Minor)
            survivorship and not as tenants                         Under Uniform Gifts to Minors
            in common                                               Act
                                                                       --------------------------
                                                                                (State)


    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     --------------------------------


                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature Guaranteed:
                     -----------------------------------------------------------
                     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                     AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                     MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                     MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.